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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-107754) and Form S-8 (No. 333-87920) of LIN Television Corporation and LIN TV Corp. of our report dated February 24, 2004 relating to the financial statements and financial statement schedule of LIN TV Corp., which appears in this Form 10-K/A.


/s/ PricewaterhouseCoopers LLP



Boston, Massachusetts
March 30, 2004